UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]	Preliminary Proxy Statement
[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material under Rule 14a-12
Capital Financial Holdings, Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement if other than the Registrant)
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[X]	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
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[_]	Fee paid previously with preliminary materials.
[_]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

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Notice of Annual Meeting

and Proxy Statement

Annual Meeting to Be Held
July 11, 2017

1 Main Street North
Minot, ND 58703
(877) 814-6379

May 29, 2017

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at the offices of Capital Financial Holdings, Inc., 1821 W Burdick Expressway, Minot, North Dakota 58701, commencing at 9:00 a.m. local time, on July 11, 2017.

The Secretary’s Notice of Annual Meeting and the Proxy Statement, which follow, describe the matters to come before the Meeting. During the Meeting we will also review the activities of the past year and items of general interest about the Company.

We hope that you will be able to attend the Meeting in person and we look forward to seeing you. As indicated in the Notice of Annual Meeting of Shareholders, you may submit your Proxy online or complete, sign and date a proxy which is available to you online or upon request, even if you plan to attend the Meeting. You may revoke the Proxy and vote in person at that time if you so desire.

Sincerely,

/s/ Gordon Dihle
Gordon Dihle
President & Chief Executive Officer

-i-

Notice of 2017 Annual Meeting of Shareholders
To be held July 11, 2017

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held July 11, 2017

The Notice of 2017 Annual Meeting, Proxy Statement and 2017 Annual Report
to Shareholders are available at www.capitalfinancialholdings.com/proxy.

Notice is Hereby Given that the Annual Meeting of Shareholders (the “Meeting”) of Capital Financial Holdings, Inc., (the “Company”), a North Dakota corporation, will be held on July 11, 2017, at 9:00 a.m., local time, at the offices of Capital Financial Holdings, Inc., 1821 W Burdick Expressway, Minot, North Dakota 58701, for the following purposes:

1.To elect the Board of Directors of the Company.

2.To ratify the selection of Dave Banerjee, CPA-An Accountancy Corporation as the Company’s independent auditors for the fiscal year ending December 31, 2017.

3.To approve the compensation of the named executive officers.

4.To approve on frequency of advisory vote on executive compensation.

5.To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

Only shareholders of record at the close of business on May 22, 2017, are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

Pursuant to rules and regulations adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet, allowing us to provide the information shareholders need, while lowering delivery and printing expenses. On or about May 29, 2017, we mailed to our shareholders a notice containing instructions on how our shareholders may access online our 2017 Proxy Statement, 2017 Annual Report to Shareholders, and Annual Report on Form 10-K for the fiscal year ended December 31, 2016; how our shareholders may request paper copies of these materials; and how our shareholders may direct their votes. Neither our Annual Report to Shareholders nor our Annual Report on Form 10-K constitutes soliciting materials, but provides you with additional information about the Company. We invite your attention to each of these documents, and we invite you to attend the Annual Meeting of Shareholders in person.

The Board of Directors of the Company is soliciting Proxies for this meeting. The Board of Directors recommends that you vote in favor of the proposed items. Your vote is important.

By Order of the Board of Directors

/s/ Elizabeth Colby
Elizabeth A. Colby, Secretary

Minot, North Dakota
Dated: May 29, 2017

Even if you plan to attend the meeting in person, please either submit your proxy online or complete, sign and date a proxy, which is available to you online or upon request, and return it promptly to us. Please do it today. If you attend the meeting in person, you may revoke your proxy and vote in person at the meeting.

1 Main Street North
Minot, ND 58703
(877) 814-6379

Proxy Statement
Annual Meeting of Shareholders
To be held July 11, 2017

General Information

The enclosed Proxy is being solicited by the Board of Directors (“Board”) of Capital Financial Holdings, Inc. (the “Company” or “CFH”), a North Dakota corporation, for use in connection with the Annual Meeting of Shareholders to be held on July 11, 2017, at 9:00 a.m. local time (the “Meeting”) at the offices of Capital Financial Holdings, Inc., 1821 W Burdick Expressway, Minot, North Dakota 58701, and at any postponement or adjournment thereof. Only shareholders of record as of the close of business on May 22, 2017 (the “Record Date”) will be entitled to vote at the Meeting or any postponement or adjournment thereof. When the accompanying Proxy (each, a “Proxy”) is properly executed and returned, the shares it represents will be voted at the Meeting in the manner specified.

Any Proxy may be revoked at any time before it is voted by written notice mailed or delivered to the secretary, by a receipt of a Proxy properly signed and dated subsequent to an earlier Proxy and by revocation of a written Proxy by request in person at the annual meeting of shareholders. If not so revoked, the shares represented by the Proxy will be voted in accordance with the instructions on the Proxy form.

Notice and Access of Proxy Materials/Mail Date

The Securities and Exchange Commission’s e-proxy rules allow companies to post their proxy materials on the Internet and provide only a Notice of Internet Availability of Proxy Materials to stockholders as an alternative to mailing full sets of proxy materials except upon request. This year we elected to use this notice and access model.

On or about May 29, 2017, we mailed to our shareholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials (the Notice of Annual Meeting, Proxy Statement, and Annual Report) on the Internet, how our shareholders may request paper or email copies of these materials at no charge, and how our shareholders may vote.

Annual Report to Stockholders and Annual Report on Form 10-K

Neither our Annual Report to Shareholders nor our Annual Report on Form 10-K constitutes soliciting materials, but provides you with audited financial statements as well as additional information about the Company and are available at http://www.capitalfinancialholdings.com/proxy. Our annual report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the Securities and Exchange Commission, is included in our fiscal year 2017 Annual Report. We invite your attention to each of these documents, and we invite you to attend the Annual Meeting of Shareholders in person.

You can obtain, free of charge, a paper or email copy of our annual report on Form 10-K by:

● accessing our website at http://www.capitalfinancialholdings.com/proxy;
● writing to us at: Capital Financial Holdings, Inc., 1 Main Street North, Minot, North Dakota 58703; or
● telephoning us at our toll-free number, (877) 814-6379.

You can also obtain a copy of our annual report on Form 10-K and all other reports and information that we file with, or furnish to, the Securities and Exchange Commission from the Securities and Exchange Commission’s EDGAR database located at www.sec.gov.

Solicitation of Proxies

The Company is bearing all costs of soliciting Proxies and expressly reserves the right to solicit Proxies otherwise than by Internet or by mail. Telephone, e-mail, facsimile or other personal solicitations of certain shareholders and brokers may follow the solicitation of Proxies by mail by one or more of the directors, by officers or by employees of the Company. The Company may make requests to trusts, banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this Proxy Statement, however, the Company has not made any contracts or arrangements for such solicitations; hence, it cannot identify any parties or estimate the cost of such solicitation.

Because many of the Company’s shareholders may be unable to attend the Meeting in person, our Board solicits Proxies by mailing a Notice of Internet Availability of Proxy Materials containing instructions to access the proxy materials online at http://www.capitalfinancialholdings.com/proxy and wherein each shareholder can submit their Proxy online or vote by completing, signing and dating a Proxy form available at the above Internet website in order to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged follow instructions contained in the Notice of Internet Availability of Proxy Materials and to:

(1)
read the Proxy Statement carefully;

(2)
specify their choice in each matter by marking the appropriate box on the Proxy; and

(3)
submit their Proxy via the Internet in accordance with the instructions on the Notice of Internet Availability of Proxy Materials or they may vote by completing, signing, dating and mailing a Proxy which can be printed out from the Internet website (http://www.capitalfinancialholdings.com/proxy) or they may also request a paper copy of the Proxy be mailed to them.

Quorum

As of May 1, 2017, the Company had outstanding 1,241 common shares, $0.0001 par value, with each share being entitled to one vote, except for the election of directors when shareholders are entitled to cumulate their votes. Representation of a majority of the Company’s shares outstanding on such date, either in person or by Proxy, constitutes a quorum for the Meeting. When a quorum is present, the vote by the holders of a majority of the shares present and entitled to vote at the Meeting shall decide the proposals to be voted upon at the Meeting. A shareholder voting through a Proxy who abstains with respect to a certain proposal is considered to be present and entitled to vote on such proposal at the Meeting and is, in effect, casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote or withholds authority to vote on a certain proposal shall not be considered present and entitled to vote on such proposal.

Principal Executive Office

The address of the principal executive office of the Company is 1 Main Street North, Minot, North Dakota 58703.

On November 16, 2016, the Company purchased commercial office space located at 1821 Burdick Expressway West, Minot, North Dakota. This location offers 10,720 square feet of office space. The Company is currently completing construction on this property and anticipates moving in to the new office space in June of 2017.

Question and Answer Summary: About the Meeting

What is being voted on at the Meeting?

The Company’s Board is asking shareholders to consider four items at this Meeting:

●
To elect two directors to the Company’s Board of Directors; and

●
To ratify the selection of Dave Banerjee, CPA-An Accountancy Corporation, as the Company’s independent auditors for the fiscal year ending December 31, 2017.

●
To approve on an advisory basis the compensation of named executive officers; and

●
To approve the frequency of shareholder advisory voting on executive compensation.

Who can vote at the Meeting?

Our Board has set May 22, 2017, as the Record Date for the Meeting. Only persons holding shares of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting. Each share will be entitled to one vote on each matter properly submitted for vote to our shareholders at the Meeting. On the Record Date, there were approximately 1,241 common shares outstanding held by approximately 300 shareholders of record. Therefore, there are a total of approximately 1,241 votes that will be entitled to be cast at the Meeting.

What constitutes a quorum for the Meeting?

A quorum for the Meeting is based on the number of votes that can be cast rather than the number of actual shares that are represented, because each share has one vote per share. To have a quorum, we need more than 50% of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a Proxy but does not have authority to vote a customer’s shares on one or more matters) on any proposal, all of which will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. Each vote will be tabulated separately.

How do I vote?

You may submit your Proxy via the Internet in accordance with the instructions on the Notice of Internet Availability of Proxy Materials, or by completing, signing, dating and mailing a Proxy which can be printed out from the Company’s Internet website (http://www.capitalfinancialholdings.com/proxy), or you may also request a paper copy of the Proxy be mailed to you. If you complete and properly submit your Proxy, whether by Internet or by mail, it will be voted as you direct, unless you later revoke the Proxy. Unless instructions to the contrary are marked or if no instructions are specified, shares represented by a Proxy will be voted ”FOR” the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares in certificate form and you attend the Meeting, you may deliver your completed Proxy form in person. If you hold your shares in “street name,” that is, if you hold your shares through a broker or other nominee and you wish to vote in person at the Meeting, you will need to obtain a Proxy form from the institution that holds your shares.

Can I change my vote after I return my Proxy form?

Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with our Secretary, at the address at the top of page 1, either a written notice of revocation or a duly executed Proxy bearing a later date or you may vote in person at the Meeting. The powers of the Proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted Proxy.

Any written notice of revocation sent to us must include the shareholder’s name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

Proposal No. l. Election of Directors. The election of each director nominee requires the affirmative vote of a plurality of the votes cast, if a quorum is present, in the election of directors. Shareholders are entitled to cumulate votes with respect to the election of directors only in accordance with the procedure described under Proposal No. l herein.

Proposal No. 2. Ratification of Auditors. An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for ratification of the selection of Dave Banerjee, CPA-An Accountancy Corporation as independent auditors for the fiscal year ending December 31, 2017.

Proposal No. 3 – Approve on an Advisory Basis the Compensation of Named Executive Officers. An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for non-binding advisory approval of the executive compensation of named executive officers.

Proposal No. 4 – Frequency of Advisory Vote on Executive Compensation. An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for approval to set the frequency of shareholder advisory vote on executive compensation.

While affirmative abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, with respect to Proposal No. 2, 3 and 4 broker non-votes are not counted for purposes of determining whether the proposal has been approved. Therefore, for those matters affirmative abstentions will have the same effect as a vote against the proposal.

Votes cast by Proxy will be tabulated by Issuer Direct Corporation, an independent proxy service. The Company has appointed independent, impartial election inspectors for the Meeting who will count votes cast by Proxy or in person at the Meeting.

Proposal No. 1
Election of Directors

At the Meeting to be held on July 11, 2017, and at any and all postponements or adjournments thereof, it is intended that the Company’s shares represented by properly executed Proxies that are enclosed herewith will be voted to elect the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board of the Company and all of the nominees have indicated a willingness to serve as a director, if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until the earlier of his or her removal, resignation, death or disqualification. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board. The affirmative vote of a plurality of the votes present or represented to vote at the Meeting is necessary to elect each director nominee. Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

The directors have voted to nominate two directors for election to hold office for a one-year term or until the next Annual Meeting of Shareholders or until their successors are elected and qualified. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the two nominees named below.
Following is certain information regarding the nominees for director:

Name	Age	Term Of Office With The Company	Positions And Offices With The Company

Gordon Dihle	62	As Director of CFH, 11-07-2013 to Present As CEO of CFH 5-22-2017 to Present	Director, Chairman of the Board, CEO

Elizabeth Redding	31	As CFO & Secretary of CFH, 03-26-2012 to Present As Director of CFH, 12-12-2013 to Present	Director, CFO, Secretary

Cumulative voting is permitted in the election of directors in accordance with the following procedure:

Each shareholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of such intent to any officer of the Company before the Meeting or the presiding officer at the Meeting at any time before the election of directors, in which case:

1.
The presiding officer at the Meeting shall announce, before the election of directors, that shareholders may cumulate their votes; and

2.
Each shareholder shall cumulate those votes either by casting for one candidate the number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote, or by distributing all of those votes on the same principle among any number of candidates.

Therefore, unless the above-described procedure is implemented, the holders of a majority of the Company’s shares could elect all of the directors. It is expected that the Proxies received by the directors’ nominees will be voted, except to the extent that authority is withheld on any Proxy as to all of one or more individuals, to elect as directors the following nominees, whose principal occupations during the past five years, directorships and certain other affiliations and information are set forth below:

Gordon Dihle – Mr. Dihle received a B.S. in Accounting and Business Administration, Summa Cum Laude (1976) at Dickinson State University, Dickinson, ND and earned a J.D. with distinction at the University of North Dakota (1980) in Grand Forks, ND. Mr. Dihle is a CPA licensed with the state of North Dakota, a member of the AICPA and an attorney licensed with the state of Colorado. Mr. Dihle has been employed as an attorney and has been principal of Corporate Legal, LLC in Centennial Colorado since 1996 and was concurrently employed at Spencer Edwards, Inc., a securities brokerage firm from 2002 until November 2013 in various capacities as a general and financial principal. Mr. Dihle has been the Chairman of Board of Directors of the Company since November 7, 2013, the CEO of the Company since May 22, 2017, and had previously acted as general counsel for the Company from September 2009 until February 2011. Mr. Dihle has been a Director of the Company since November 7, 2013. SPreviously, Mr. Dihle served as a Director and President of Capital Natural Resources, Inc., a subsidiary of the Company.Mr. Dihle also serves as in house legal counsel to the Company. On November 2, 2015 Mr. Dihle was named a respondent in a FINRA complaint (unrelated in any way to Capital Financial Services, Inc., the broker-dealer subsidiary of the Company) alleging that the broker dealer (the “unaffiliated BD”) for whom Mr. Dihle served as Chief Compliance Officer (“CCO”) and AML Compliance Officer (“AMLCO”) until June 2012, acting through registered representatives, liquidated penny stocks in customers' accounts at the unaffiliated BD that were not registered with the SEC or exempt from registration in contravention of Section 5 of the Securities Act of 1933. The complaint further alleged that none of the penny stock sales at issue qualified for an exemption under Section 4(1) of the Securities Act of 1933, the safe harbor contained in the Securities Act Rule 144 or Section 4(4) of the Securities Act of 1933 because the unaffiliated BD failed to conduct adequate due diligence into the circumstances surrounding the sales by customers. The complaint also alleged that the unaffiliated BD and Mr. Dihle, during his tenure as CCO, failed to establish, maintain, and enforce a supervisory system reasonably designed to achieve compliance with Section 5 for sales of penny stocks and also failed to conduct reasonable and meaningful inquiries of the circumstances surrounding the sales of the penny stocks by the unaffiliated BD's customers. The complaint further alleged that the unaffiliated BD and Mr. Dihle, during his tenure as CCO, failed to establish, maintain and enforce a supervisory system reasonably designed to ensure that business related email communications were retained and reviewed by the unaffiliated BD. The complaint further alleges that the unaffiliated BD, as well as Mr, Dihle, as the unaffiliated BD's AMLCO, also failed to adequately establish and implement the unaffiliated BD's AML program and AML policies and procedures in that the unaffiliated BD and Mr. Dihle failed to reasonably detect and investigate potentially suspicious transactions regarding the sale of penny stocks and therefore did not make a reasoned determination whether or not to report suspicious transactions to the Financial Crimes Enforcement Network by filing a Suspicious Activity Report if appropriate. Mr. Dihle has not been associated with a FINRA member in any capacity since November 7, 2013 and is not now and has never been registered as a principal or registered representative with Capital Financial Services, Inc., the broker dealer subsidiary of the Company. On December 23, 2015 Mr. Dihle made an offer of settlement, which was accepted by FINRA, wherein Mr. Dihle consented, without admitting or denying the allegations of the FINRA complaint, and consented to the imposition of sanctions, whereby Mr. Dihle was suspended in any FINRA principal capacity for a period of 90 days which ended on April 2, 2016, and agreed to a fine of $25,000 payable upon his re-association with a FINRA member firm.

Elizabeth A. Colby – In 2010, Ms. Colby received a B.S. Degree in Business Management from Minot State University, Minot, North Dakota. Ms. Colby served as the general manager of Spicy Pie, a restaurant located in Fargo, North Dakota, from 2009 to 2010. From 2010 to 2011, Ms. Colby served as an administrative assistant and as a commission/accounting specialist at Capital Financial Services, Inc., a broker-dealer located in Minot, North Dakota and a subsidiary of the Company. From 2011 to 2012, Ms. Colby served as a loan officer for Northern Tier Federal Credit Union located in Velva, North Dakota. From 2012 to March 2014, Ms. Colby served as Treasurer of the Velva Association of Commerce, a local organization located in Velva, North Dakota. From 2012 to 2015, Ms. Colby served on the Board of the Velva Association of Commerce. Ms. Colby currently serves as the Business Manager of the Western Plains Opera Company, a local organization located in Minot, North Dakota. Ms. Colby has been employed by the Company since March 26, 2012, and has been its Chief Financial Officer and Secretary since March 26, 2012, and a Director since December 12, 2013. Previously, Ms. Colby served as a Director, Treasurer and Secretary of Capital Natural Resources, Inc., a subsidiary of the Company.

There are no family relationships between any of our former or current officers and directors.

Certain Relationships and Related Transactions

On June 11, 2014, June 27, 2014, and July 22, 2014, Baron Energy, Inc. issued promissory notes to the Company’s wholly owned subsidiary, Capital Natural Resources, Inc., in the amounts of $85,000, $40,000 and $375,000 respectively. The three notes carried an interest rate of 15% per annum, payable monthly, and matured on June 12, 2016, June 28, 2016, and July 23, 2016, respectively. On or about September 1, 2014, the three notes were renegotiated and consolidated into a single note, with essentially the same terms and a maturity date of August 1, 2016. The Chairman of the Board of the Company, Gordon Dihle, has acted, and continues to act, as counsel to the Company relative to this transaction while his affiliated law firm has acted as counsel to Baron Energy, Inc. Mr. Dihle also served as a Director and President of Capital Natural Resources, Inc. This related party transaction was reviewed pursuant to the Company’s policies and procedures. On March 11, 2016, the consolidated note was paid in full including all unpaid accrued interest and the transaction was completed.

There were no other related party transactions that are required to be disclosed pursuant to Regulation S-K promulgated under the Securities Act of 1933, as amended.

Corporate Governance

Attendance at Board, Committee and Annual Shareholder’s Meetings

During the fiscal year ended December 31, 2016, the Board held five regular meetings and six special meetings. All directors are expected to attend each meeting of the Board and the committees on which they serve, and are also expected to attend each annual meeting of shareholders. Each director attended at least 75% of the Board meetings, including committee meetings on which the Board member served during this period. The annual meeting was held August 11, 2016 and all board members attended.

Currently the entire board (Gordon Dihle and Elizabeth Colby) serves on the Nominating Committee, the Audit Committee and the Compensation Committee and, therefore, shareholders will have to rely upon the entire Board of Directors. Although the Company is listed on the OTC Link LLC (formerly known as the Pink OTC Markets, Inc) which has no listing requirements mandating the Company to have independent Board members, Item 407 of Regulation S-K requires each company to adopt a definition of independence. Accordingly, the Company has chosen to adopt the definition of independence contained NASDAQ Rule 4200 (a)(15), as clarified in IM-4022 Definition of Independence. As set forth in Rule 4200 (a)(15), “"Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(A) a director who is, or during the past three years was, employed by the company or by any parent or subsidiary of the company ;

(B) a director who accepts or who has a Family Member who accepts any payments from the company or any parent or subsidiary of the company in excess of $60,000 during the current fiscal year or any of the past three fiscal years, other than compensation for board service, payments arising solely from investments in the company's securities, compensation paid to a Family Member who is an employee of the company or a parent or subsidiary of the company (but not if such person is an executive officer of the company or any parent or subsidiary of the company), benefits under a tax-qualified retirement plan, or non-discretionary compensation (provided, however, that audit committee members are subject to heightened requirements under Rule 4350(d));

(C) a director who is a Family Member of an individual who is, or during the past three years was employed by the company or by any parent or subsidiary of the company as an executive officer;

(D) a director who is a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company's securities) that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, in the current fiscal year or any of the past three fiscal years;

(E) a director of the listed company who is employed as an executive officer of another entity where any of the executive officers of the listed company serve on the compensation committee of such other entity, or if such relationship existed during the past three years; or

(F) a director who is or was a partner or employee of the company's outside auditor, and worked on the company's audit, during the past three years.

NASDAQ Rule 4530(c)(5) recognizes a “Controlled Company” and exempts such Controlled Company from the requirements of having an independent directors on audit and compensation committees. A Controlled Company, as defined by the rule, is “a company of which more than 50% of the voting power is held by an individual, a group or another company. A Controlled Company relying upon this exemption must disclose in its annual meeting proxy statement that it is a Controlled Company and the basis for that determination.” The Company fits within the definition of a “Controlled Company” since more than 50% of the voting power is held by an individual or a group.

 Because it is a “Controlled Company” and does not have independent directors sitting on its Nominating, Audit or Compensation Committees, there is a potential for a conflict of interest in that board members who are management will participate in discussions concerning management compensation and audit issues that may affect management decisions.

Audit Committee

The Company’s Audit Committee is composed of Gordon Dihle and Elizabeth Colby, none of whom meet the independence requirements of national securities exchanges or national securities association with respect to audit committee membership. As discussed above, the Company is not listed on a national securities exchange, but is listed on the OTC Link LLC market, which has no requirement mandating its listing companies to have independent directors. However, as discussed above, the Company has adopted (and identified) the NASDAQ Market’s definition of “independence”. As also identified above, the Company is a Controlled Company and is therefore exempt from the requirements of NASDAQ Rule 4530, which requires members of the audit committee be independent. The Audit Committee oversees the external audit coverage, including the annual nomination of the independent accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor’s opinions, inquires about the existence and the substance of any significant accounting accruals, reserves or estimates made by management, meets privately with the independent accountants to discuss all pertinent matters and reports to the Board regarding its activities. The Audit Committee held four regular meetings in 2016.

Although the Board has determined that every member of the Audit Committee meets the definition of “audit committee financial expert, it has determined, with the assistance of our outside legal counsel, that Gordon Dihle, Chairman of the Audit Committee, shall be the “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K adopted by the SEC.

The Audit Committee has adopted a formal, written charter, which was recently amended and adopted on June 23, 2016. The charter specifies the scope of the Audit Committee’s responsibilities and how it should carry out those responsibilities. The charter also outlines the Audit Committee’s pre-approval policies and procedures that require the Audit Committee to review and approve, in advance, fees proposed to be charged to the Company by the auditors for each audit and non-audit service. The Audit Committee Charter must be filed every three years and will be refiled in 2019.

Audit Committee Related Party Transaction Policy and Procedures

It is the policy of the Board of Directors of the Company that all related party transactions shall be submitted for review to the Company’s Audit Committee in accordance with the Company’s Related Party Transaction Policy and Procedures, a copy of which is annexed to this Proxy Statement as Exhibit B. The Board has determined that the Audit Committee is best suited to review all related party transactions.

Report of Audit Committee

The Audit Committee met to review the audited financials for the fiscal year ended December 31, 2016, with members of management and the independent accountants. The independent accountants discussed with the Audit Committee new accounting policies, management’s judgments and use of accounting estimates in the preparation of the financial statements and significant audit adjustments. Annually, the independence of the auditors is discussed and the auditors provide information regarding their independence required by Independence Standards Board No. 1, as may be modified or supplemented. Based upon a thorough discussion of the aforementioned, the Audit Committee has recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year 2016.

Director Independence

The market where the Company is listed does not have listing rules which requires the Company to have a board comprised of a majority of independent directors or separate committees comprised of independent directors. We use the definition of “independence” under the NASDAQ Rules, as applicable and as may be modified or supplemented from time to time and the interpretations thereunder, to determine if the members of our Board are independent. . Moreover, the Company falls within the definition of a “Controlled Company” under NASDAQ Rule 4530(c)(5). In making this determination, our Board considers, among other things, transactions and relationships between each director and his immediate family and us, including those reported in this Proxy Statement under the caption “Certain Relationships and Related Transactions.” The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent. On the basis of such review and its understanding of such relationships and transactions, our Board has determined that none of our Board members is an independent director.

The Board of Directors will continually assess its size, structure and composition, taking into consideration its current strengths, skills and experience, and the requirements and strategic direction of the Company. As required, The Board of Directors will seek out and recommend suitable candidates for consideration as members of the Board of Directors.

Code of Ethics

The Board has adopted a code of ethics for the principal executive officer, principal financial officer, controller and all persons performing similar functions. The code of ethics is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflict of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The code of ethics is available on the Company’s website at www.capitalfinancialholdings.com.

Executive Officers

The named executive officers of the Company and/or its subsidiaries, Capital Natural Resources, Inc. (“CNR,”) and Capital Financial Services, Inc. (“CFS”), for fiscal year 2016 were John R. Carlson, Gordon Dihle and Elizabeth Colby.

Executive Compensation

The following table sets forth compensation information for the Company’s Named Executive Officers for services rendered in all capacities to the Company and its subsidiaries in fiscal year 2016.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total ($)

John R. Carlson, Director and CEO of CFH; President and CCO of CFS	2016 2015	$132,080 $127,000	$3,569 $13,844	$0 $0	$0 $0	$0 $0	$0 $0	$39,970 $56,676	$175,619 $197,520

Elizabeth A. Redding, Director, CFO & Corporate Secretary of CFH; Treasurer and Secretary of CNR	2016 2015	$70,500 $70,500	$2,631 $10,084	$0 $0	$0 $0	$0 $0	$0 $0	$4,517 $3,885	$77,648 $84,469

Gordon Dihle, Chairman of CFH; President of CNR	2016 2015	$96,000 $127,500	$0 $0	$0 $0	$0 $0	$0 $0	$0 $0	$5,395 $2,778	$101,395 $130,278

(1) All other compensation includes representative commissions, employer paid life insurance premiums and employer matched 401K contributions.

Narrative Disclosure to Summary Compensation Table

None of the Company’s Named Executive Officers have an employment contract with the Company. Mr. Carlson, who resigned from employment with the Company on May 22, 2017, had compensation of $80,557 to date in 2017, Mr. Dihle’s annual compensation for 2017 is $96,000 and Ms. Colby’s annual compensation for 2017 is $75,000. The Company matches contributions to the Named Executive Officers’ 401k plans as well as the 401k plans of all other employees of the Company to the extent of six percent of the voluntary contributions of the employee. The Company provides employer paid life insurance policies for all employees including the Named Executive Officers. The Company also has a discretionary bonus pool for all employees including the Named Executive Officers except for Mr. Dihle who does not participate in the discretionary bonus pool.

Ms. Colby is entitled to severance pay pursuant to an “Individual Executive Involuntary Termination Severance Pay Plan” under which Ms. Colby would be entitled to sixteen weeks of Employee’s then annual salary following termination conditioned upon the meeting of certain criteria outlined in the plan.

Mr. Dihle is not entitled to severance pay or the discretionary bonus pool.

Fees Billed for Services Rendered by Independent Accountant

Audit and Non-Audit Fees

During the fiscal year ended December 31, 2016, Hein & Associates, LLP (“Hein & Associates”), the Company’s independent auditors and principal accountant, billed the Company the fees set forth below. The Audit Committee has considered and determined that the provision of the non-audit services rendered to the Company by Hein & Associates during the Company’s fiscal year 2016 was compatible with maintaining the independence of Hein & Associates.

The following table presents fees for professional audit services rendered by Hein & Associates for the audit of the Company’s annual financial statements for the years ended December 31, 2016 and 2015, and fees billed for other services rendered by Hein & Associates

	2016	2015

Audit Fees(1)	$112,893	$108,155
Audit-Related Fees(2)	$2,000	$2,000
All Other Fees	$0	$0
______________________

(1)
Audit Fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)
Audit-related fees are fees principally for professional services rendered for the annual review of Capital Financial Services, Inc., related to the filing of the SIPC assessment form.

Policy on Audit Committee Pre-Approval of Audit
and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Gordon Dihle	$0	$0	$0	$0	$0	$0	$0

John R. Carlson	$0	$0	$0	$0	$0	$0	$0

Elizabeth Colby	$0	$0	$0	$0	$0	$0	$0

Gordon Dihle, Chairman of the Board, John R. Carlson and Elizabeth Colby received no cash compensation for the year 2016 for their service as directors of the Company. Board members were reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as directors of the Company.

Shareholder Say-on-Pay and Say-on-Frequency Votes

The Company provides its shareholders with the opportunity to cast an advisory vote on executive compensation (a "say-on-pay proposal") every three years. At the Company's annual meeting of shareholders held in June of 2014, a substantial majority of the votes cast on the three-year say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee believes this affirms shareholders' support of the Company's executive compensation program, and did not change its program in 2014. Executive compensation will be voted upon by shareholders again at the 2017 annual meeting. The Compensation Committee will consider the outcome of the Company's say-on-pay vote when making future compensation decisions for the named executive officers.

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Shareholders will have an opportunity at least every six years to cast an advisory vote on the frequency of say-on-pay proposals. At the Company’s 2014 annual meeting of shareholders, the Shareholders of the Company approved a say-on-pay vote every three years; thus, the next advisory vote on the frequency of say-on-pay proposals will occur at the 2017 annual meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s directors and executive officers file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company’s directors and executive officers, all Section 16(a) filing requirements were met for the fiscal year ended December 31, 2016.

Security Ownership of Beneficial Owners and Management

The following table sets forth, as of April 18, 2017, the ownership of shares of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding voting securities of the Company, each director, each executive officer named in the Summary Compensation Table on page 10, and all executive officers and directors as a group.

Name Of Beneficial Owner Or Identity Of Group	Amount And Nature Of Beneficial Ownership (2) As Of April 18, 2017	Percentage Of Outstanding Shares(3)

John Carlson(1)	24(4)	1%

Gordon Dihle(1)	664(5)	53%

Elizabeth Colby(1)	0	*

Executive officers and directors as a group (3 persons)	688	54%

* Less than 1% owned.

(1)
Officer and/or Director of the Company.
(2)
Unless otherwiseindicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares.
(3)
For each executive officer or director included in the table, percentage of outstanding shares is calculated by dividing the number of common shares beneficially owned by such officer or director by the 1,241 common shares the Company outstanding on May 31, 2016 and the number of shares that each officer or director had the right to acquire within 60 days of the record date. This percentage assumes the exercise of outstanding options or warrants and conversion of preferred shares.
(4)
Includes 16 shares held directly by Mr. Carlson and 8 shares held by Mr. Carlson’s spouse.
(5)
Includes 26 shares held directly by Mr. Dihle, 97 shares held in Mr. Dihle’s IRA account, 188 shares held by Antelope Creek Realty & Energy Services, Inc., an entity managed by Mr. Dihle, and 353 shares held by the Dihle Chattel Trust of which Mr. Dihle is the Trustee.

The Board Of Directors Recommends That You Vote “FOR” the Election of the Above Nominees as Directors.

Proposal No. 2
Ratification of Selection of Independent Auditors

The Board has selected Dave Banerjee, CPA-An Accountancy Corporation to serve as independent auditors of the Company for the fiscal year ending December 31, 2017. The shareholders of the Company are being asked to ratify this selection at the Meeting. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Dave Banerjee, CPA-An Accountancy Corporation as the Company’s independent auditors for the fiscal year ending December 31, 2017. The firm of Dave Banerjee, CPA-An Accountancy Corporation has been providing accounting and auditing services for more than 30 years to both public and private companies in a variety of industries. While it is not required to do so, the Board is submitting the selection of that firm for ratification to ascertain the view of the shareholders. If the selection is not ratified, the Board will reconsider its selection. Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment of Dave Banerjee, CPA-An Accountancy Corporation as independent auditor for the Company for the year ending December 31, 2017.

The Board Of Directors Recommends That You Vote “FOR”the Ratification of the Appointment of Dave Banerjee, CPA-An Accountancy Corporation as. our Independent Registered public Accounting Firm.

Proposal No. 3
Advisory Vote on Executive Compensation

Section 14A of the Securities Exchange Act of 1934 (15 U.S.C. 78n-1), pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), also requires the Company to hold an advisory, non-binding vote to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

The Company’s current named executive officers, Gordon Dihle and Elizabeth Colby, are identified in the 2016 Summary Compensation Table and the compensation of the named executive officers is set forth thereon. The Company’s executive compensation is designed to attract, retain and motivate executive talent, including its named executive officers, who are critical to the Company’s success. We believe that our named executive compensation is reasonable and consistent with the compensation of other similar executives in the industry while providing incentives for performance which promotes long-term shareholder value.

The Board of Directors strongly endorses the Company’s executive compensation program and is therefore requesting your non-binding vote in favor of the following resolution:

“RESOLVED, that the compensation of the Company’s current named executive officers, Gordon Dihle and Elizabeth Colby, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the tabular disclosure regarding named executive officer compensation together with any accompanying narrative disclosure in this Proxy Statement, is approved.”

Because the vote is advisory, it will not binding upon the Board and the Board will not be required to take any action as a result of the outcome of the vote on this Proposal. The Board will carefully consider the outcome of the vote when considering future executive compensation arrangements.

The Board Recommends that You Vote “FOR” Approval Of The Compensation Paid To The Company’s Named Executive Officers.

Proposal No. 4
Advisory Vote on Frequency of
Vote on Executive Compensation

Section 14A of the Securities Exchange Act of 1934 (15 U.S.C. 78n-1), pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), also requires the Company to hold an advisory vote, not less frequently than every six years, on the frequency of the advisory vote to approve the compensation of our named executive officers as described in Proposal 4 in this Proxy Statement. Future votes, regardless of frequency, would be substantially similar in nature to the vote requested under Proposal 3. By voting on this Proposal 4, shareholder may indicate whether they would prefer that we hold a “say-on-pay” vote every one, two or three years.

The Company is presenting the following proposal which gives you as a shareholder the opportunity to inform the Company as to how often you wish the Company to include a proposal similar to Proposal 4 in our proxy statements. While our Board of Directors intends to carefully consider the shareholder vote resulting from this Proposal, the final vote will not be binding on us and is advisory in nature.

“RESOLVED, that the shareholder wish the Company to include an advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act every:

●
One year;
●
Two years; or
●
Three years.”

The Board of Directors believes that having an advisory vote on executive compensation every three years would comply with regulatory requirements while providing the Board with sufficient time to evaluate and respond to shareholder input, effectively implement changes, as needed, and make decisions as to future compensation to our named executive officers.

The Board will consider the outcome of the vote requested by this Proposal 4 when making future decisions regarding the frequency of the “say-on-pay” vote described in Proposal 3 of this Proxy Statement. However, because this is an advisory vote and not binding on the Board of Directors of the Company, the Board may decide that it is in the best interest of our shareholders and the Company to hold an advisory vote on the compensation of our named executive officers more or less frequently than the frequency approved by our shareholders.

The Board Of Directors Recommends That You Vote “FOR” a Three Year Frequency for an Advisory Vote on Executive Compensation.

Other Matters

The Company’s management is not aware of any other matters that may come before the Meeting. The proxies named in the accompanying Proxy form will vote said Proxy in accordance with their judgment if any other matter does properly come before the Meeting.

Deadline for Submission of Shareholder Proposals
For Next Annual Meeting

We will include in our proxy materials for our 2018 annual meeting of stockholders any stockholder proposals that comply with Rule 14a-8 under the Exchange Act. Among other things, Rule 14a-8 requires that we receive such proposals not less than 120 days prior to the one-year anniversary of this Proxy Statement, or January 28, 2018. If the proposal is in compliance with all of the requirements set forth in Rule 14a-8 under the Exchange Act, we will include the stockholder proposal in our Proxy Statement and place it on the form of proxy issued for the 2018 annual meeting. If notice of any other shareholder proposal intended to be presented at the 2018 Annual Meeting of shareholders but not intended to be included in the Company’s Proxy Statement and form of Proxy for such Meeting is not received by the Company on or before January 28, 2018, the Proxy solicited by the Board of the Company for use in connection with the Meeting may confer authority on the proxies named therein to vote in their discretion on such proposal without any discussion in the Company’s Proxy Statement for that Meeting of either the proposal or how such proxies intend to exercise their voting discretion. Stockholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Capital Financial Holdings, Inc., Attention: Corporate Secretary, 1821 W Burdick Expressway, Minot, North Dakota 58701.

Voting Trustees and Their Nominees

Please advise the Company whether other persons are the beneficial owners of the Company’s shares for which Proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Company’s shares.

This solicitation is being made by Internet or mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing, as required, of this Proxy Statement and the Proxy form and Notice of Annual Meeting and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement has been or will be borne by the Company. The Company will reimburse banks and brokers who hold the Company’s shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold those Company’s shares. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

It is important that Proxies be returned promptly. Shareholders, whether or not they expect to attend the meeting in person, may submit their Proxy via the Internet in accordance with the instructions on the Notice of Internet Availability of Proxy Materials, or may vote by completing, signing, dating and mailing a Proxy which can be printed out from the Internet website (http://www.capitalfinancialholdings.com/proxy), or shareholders may also request a paper copy of the Proxy be mailed to them. By returning your form of Proxy promptly, you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior Proxy and vote their Proxy in person as set forth in this Proxy Statement.

By Order of the Board of Directors

/s/ Elizabeth Colby
Elizabeth Colby
Dated: May 29, 2017	Secretary

CAPITAL FINANCIAL HOLDINGS INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – JULY 11, 2017 AT 9:00 AM LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Elizabeth Colby, with power of substitution, as proxy to vote the shares of Common Stock of the undersigned in Capital Financial Holdings, Inc. at the Annual Meeting of Shareholders to be held Thursday, July 11, 2017, at the offices of Capital Financial Holdings, Inc., 1821 W Burdick Expressway, Minot, North Dakota 58701, and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith. Using a black or blue ink pen, indicate your vote by an ☒. Please do not write outside the designated areas.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CPFH
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE SHAREHOLDERS OF CAPITAL FINANCIAL HOLDINGS, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

THE BOARD OF DIRECTORS SOLICIT THIS PROXY CARD AND RECOMMEND A VOTE “FOR” EACH OF THE LISTED NOMINEES AND “FOR” PROPOSAL NOS. 2 AND 3 AND “THREE YEARS” FOR PROPOSAL NO. 4.

Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	To elect the following persons as directors of the Company to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified:	☐	☐
	Gordon Dihle			☐	CONTROL ID:
	Elizabeth Colby			☐	REQUEST ID:
Proposal 2		FOR	AGAINST	ABSTAIN

To ratify the appointment of Dave Banerjee, CPA-An Accountancy Corporation as the Company’s independent registered public accountant to audit the Company’s financial books and records for its fiscal year ended December 31, 2017
		☐	☐	☐
Proposal 3		FOR	WITHHOLD
	A non-binding, advisory vote to approve the compensation of the named executives.	☐	☐
Proposal 4		ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
	A non-binding, advisory vote to set the frequency of advisory voting on the compensation of the named executive officers.	☐	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
(PLEASE DATE, SIGN, AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED STAMPED ENVELOPE.)

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES, “FOR” PROPOSAL NO. 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXY NAMED ABOVE IN THEIR BEST JUDGMENT.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________________________________________________________________

IMPORTANT: Please sign exactly as name(s) appear on this proxy. If joint account, each joint owner should sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

Dated: ________________________, 2017

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)